Exhibit 99.1

Microsoft Reports Record Revenue of $21.5 Billion in Second Quarter

Strong business demand and key product launches drive record revenue.

REDMOND, Wash. – Jan. 24, 2013 – Microsoft Corp. today announced quarterly revenue of $21.46 billion for the quarter ended December 31, 2012. Operating income, net income, and diluted earnings per share for the quarter were $7.77 billion, $6.38 billion, and $0.76 per share.

These financial results reflect the net deferral of revenue for the Windows Upgrade Offer, Office Upgrade Offer and Pre-sales, and the Entertainment and Devices Division Video Game Deferral, partially offset by the recognition of previously deferred revenue for Windows 8 Pre-sales. The following table reconciles these financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. We have provided this non-GAAP financial information to aid investors in better understanding the company’s performance.

	Three Months Ended December 31,			Percentage Change
(In millions, except per share amounts and percentages)
	Revenue	Operating income	Diluted EPS	Revenue	Operating income	Diluted EPS
2011 As reported (GAAP)	$20,885	$7,994	$0.78

2012 As reported (GAAP)	$21,456	$7,771	$0.76	3%	(3)%	(3)%

Net revenue deferred for Windows Upgrade Offer, Office Upgrade Offer and Pre-sales, and Video Game Deferral	$1,329	$1,329	$0.13

Revenue recognized for Windows 8 Pre-sales	($783)	($783)	($0.08)

2012 As adjusted (non-GAAP)	$22,002	$8,317	$0.81	5%	4%	4%

“Our big, bold ambition to reimagine Windows as well as launch Surface and Windows Phone 8 has sparked growing enthusiasm with our customers and unprecedented opportunity and creativity with our partners and developers,” said Steve Ballmer, chief executive officer at Microsoft. “With new Windows devices, including Surface Pro, and the new Office on the horizon, we’ll continue to drive excitement for the Windows ecosystem and deliver our software through devices and services people love and businesses need.”

The Windows Division posted revenue of $5.88 billion, a 24% increase from the prior year period. Adjusting for the net deferral of revenue for the Windows Upgrade Offer and the recognition of the previously deferred revenue from Windows 8 Pre-sales, Windows Division non-GAAP revenue increased 11% for the second quarter. Microsoft has sold over 60 million Windows 8 licenses to date.

“We saw strong growth in our enterprise business driven by multi-year commitments to the Microsoft platform, which positions us well for long-term growth,” said Peter Klein, chief financial officer at Microsoft. “Multi-year licensing revenue grew double-digits across Windows, Server & Tools, and the Microsoft Business Division.”

The Server & Tools business reported $5.19 billion of revenue, a 9% increase from the prior year period, driven by double-digit percentage revenue growth in SQL Server and System Center.

“We see strong momentum in our enterprise business. With the launch of SQL Server 2012 and Windows Server 2012, we continue to see healthy growth in our data platform and infrastructure businesses and win share from our competitors,” said Kevin Turner, chief operating officer at Microsoft. “With the coming launch of the new Office, we will provide a cloud-enabled suite of products that will deliver unparalleled productivity and flexibility.”

The Microsoft Business Division posted $5.69 billion of revenue, a 10% decrease from the prior year period. Adjusting for the impact of the Office Upgrade Offer and Pre-sales, Microsoft Business Division non-GAAP revenue increased 3% for the second quarter. Revenue from Microsoft’s productivity server offerings – collectively including Lync, SharePoint, and Exchange – continued double-digit percentage growth.

The Online Services Division reported revenue of $869 million, an 11% increase from the prior year period. Online advertising revenue grew 15% driven by an increase in revenue per search.

The Entertainment and Devices Division posted revenue of $3.77 billion, a decrease of 11% from the prior year period. Adjusting for the Video Game Deferral, the division’s non-GAAP revenue decreased 2% for the second quarter. Xbox continues to be the top-selling console in the United States. During the quarter, Microsoft launched Windows Phone 8 with a broad array of carriers and devices.

Business Outlook

Microsoft reaffirms fiscal year 2013 operating expense guidance of $30.3 billion to $30.9 billion.

Webcast Details

Peter Klein, chief financial officer, Frank Brod, chief accounting officer, and Chris Suh, general manager of Investor Relations, will host a conference call and webcast at 2:30 p.m. PST (5:30 p.m. EST) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/investor. The webcast will be available for replay through the close of business on Jan. 24, 2014.

Adjusted Financial Results and Non-GAAP Measures

For second quarter fiscal year 2013 GAAP revenue, operating income, and earnings per share growth included the net deferral of revenue for the Windows Upgrade Offer, the Office Upgrade Offer and Pre-sales, and the Entertainment and Devices Division Video Game Deferral, and the recognition of previously deferred revenue for Windows 8 Pre-sales. These items are defined in our Form 10-Q for the quarterly period ended December 31, 2012. In addition to these financial results reported in accordance with generally accepted accounting principles (GAAP), we have provided certain non-GAAP financial information to aid investors in better understanding the company’s performance. Presenting these measures without the impact of these items gives additional insight into operational performance and helps clarify trends affecting the company’s business. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Non-GAAP Reconciliations

Windows Division

(In millions, except percentages)	Three Months Ended December 31,	Percentage Change
2011 As reported revenue (GAAP)	$4,741

2012 As reported revenue (GAAP)	$5,881	24%

Net revenue deferred for Windows Upgrade Offer	$161

Revenue recognized for Windows 8 Pre-sales	($783)

2012 As adjusted revenue (non-GAAP)	$5,259	11%

Microsoft Business Division

(In millions, except percentages)	Three Months Ended December 31,	Percentage Change
2011 As reported revenue (GAAP)	$6,310

2012 As reported revenue (GAAP)	$5,691	(10)%

Revenue deferred for Office Upgrade Offer and Pre-sales	$788

2012 As adjusted revenue (non-GAAP)	$6,479	3%

Entertainment and Devices Division

(In millions, except percentages)	Three Months Ended December 31,	Percentage Change
2011 As reported revenue (GAAP)	$4,238

2012 As reported revenue (GAAP)	$3,772	(11)%

Revenue deferred for Video Game Deferral	$380

2012 As adjusted revenue (non-GAAP)	$4,152	(2)%

About Microsoft

Founded in 1975, Microsoft (Nasdaq “MSFT”) is the worldwide leader in software, services and solutions that help people and businesses realize their full potential.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

•	intense competition in all of Microsoft’s markets;

•	execution and competitive risks from our increasing focus on devices and services;

•	significant business investments that may not gain customer acceptance and produce offsetting increases in revenue;

•	Microsoft’s continued ability to protect its intellectual property rights;

•	claims that Microsoft has infringed the intellectual property rights of others;

•	the possibility of unauthorized disclosure of significant portions of Microsoft’s source code;

•	cyber-attacks and security vulnerabilities in Microsoft products that could reduce revenue or lead to liability;

•	improper disclosure of personal data that could result in liability and harm to Microsoft’s reputation;

•	outages and disruptions of services provided to customers directly or through third parties if Microsoft fails to maintain an adequate operations infrastructure;

•	government litigation and regulation affecting how Microsoft designs and markets its products;

•	Microsoft’s ability to attract and retain talented employees;

•	delays in product development and related product release schedules;

•

unfavorable changes in general economic conditions, disruption of our partner networks or sales channels, or the availability of credit that affect demand for Microsoft’s products and services or the value of our investment portfolio;

•	adverse results in legal disputes;

•	unanticipated tax liabilities;

•	quality or supply problems in Microsoft’s consumer hardware or other vertically integrated hardware and software products;

•	impairment of goodwill or amortizable intangible assets causing a charge to earnings;

•	exposure to increased economic and regulatory uncertainties from operating a global business;

•	geopolitical conditions, natural disaster, cyber-attack or other catastrophic events disrupting Microsoft’s business; and

•	acquisitions, joint ventures, and strategic alliances that adversely affect the business.

For further information regarding risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/investor.

All information in this release is as of Jan. 24, 2013. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Rapid Response Team, Waggener Edstrom Worldwide, (503) 443-7070, rrt@waggeneredstrom.com

For more information, financial analysts and investors only:

Chris Suh, general manager, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news/. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. PST conference call with investors and analysts, is available at http://www.microsoft.com/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Revenue	$21,456	$20,885	$37,464	$38,257
Cost of revenue	5,692	5,638	9,860	9,415

Gross profit	15,764	15,247	27,604	28,842
Operating expenses:
Research and development	2,528	2,371	4,988	4,700
Sales and marketing	4,309	3,762	7,254	6,662
General and administrative	1,156	1,120	2,283	2,283

Total operating expenses	7,993	7,253	14,525	13,645

Operating income	7,771	7,994	13,079	15,197
Other income (expense)	(1)	245	225	348

Income before income taxes	7,770	8,239	13,304	15,545
Provision for income taxes	1,393	1,615	2,461	3,183

Net income	$6,377	$6,624	$10,843	$12,362

Earnings per share:
Basic	$0.76	$0.79	$1.29	$1.47
Diluted	$0.76	$0.78	$1.28	$1.46

Weighted average shares outstanding:
Basic	8,393	8,402	8,395	8,397
Diluted	8,444	8,465	8,480	8,489

Cash dividends declared per common share	$0.23	$0.20	$0.46	$0.40

MICROSOFT CORPORATION

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Net income	$6,377	$6,624	$10,843	$12,362
Other comprehensive income (loss):
Net unrealized gains (losses) on derivatives (net of tax effects of $(5), $41, $(29), and $127)	(9)	76	(54)	236
Net unrealized gains (losses) on investments (net of tax effects of $103, $67, $251, and $(552))	192	124	466	(1,025)
Translation adjustments and other (net of tax effects of $2, $(67), $92, and $(134))	3	(125)	172	(248)

Other comprehensive income (loss)	186	75	584	(1,037)

Comprehensive income	$6,563	$6,699	$11,427	$11,325

MICROSOFT CORPORATION

BALANCE SHEETS

(In millions)(Unaudited)

	December 31, 2012	June 30, 2012
Assets
Current assets:
Cash and cash equivalents	$6,017	$6,938
Short-term investments (including securities loaned of $7 and $785)	62,295	56,102

Total cash, cash equivalents, and short-term investments	68,312	63,040
Accounts receivable, net of allowance for doubtful accounts of $292 and $389	14,317	15,780
Inventories	1,661	1,137
Deferred income taxes	1,983	2,035
Other	3,301	3,092

Total current assets	89,574	85,084
Property and equipment, net of accumulated depreciation of $11,773 and $10,962	8,698	8,269
Equity and other investments	10,707	9,776
Goodwill	14,727	13,452
Intangible assets, net	3,341	3,170
Other long-term assets	1,636	1,520

Total assets	$128,683	$121,271

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,356	$4,175
Current portion of long-term debt	2,241	1,231
Accrued compensation	2,942	3,875
Income taxes	630	789
Short-term unearned revenue	18,354	18,653
Securities lending payable	21	814
Other	3,366	3,151

Total current liabilities	31,910	32,688
Long-term debt	11,947	10,713
Long-term unearned revenue	1,459	1,406
Deferred income taxes	2,394	1,893
Other long-term liabilities	8,397	8,208

Total liabilities	56,107	54,908

Commitments and contingencies
Stockholders’ equity:
Common stock and paid-in capital – shares authorized 24,000; outstanding 8,374 and 8,381	66,334	65,797
Retained earnings (deficit)	4,236	(856)
Accumulated other comprehensive income	2,006	1,422

Total stockholders’ equity	72,576	66,363

Total liabilities and stockholders’ equity	$128,683	$121,271

MICROSOFT CORPORATION

CASH FLOW STATEMENTS

(In millions) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Operations
Net income	$6,377	$6,624	$10,843	$12,362
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	1,009	678	1,719	1,404
Stock-based compensation expense	603	575	1,206	1,133
Net recognized losses (gains) on investments and derivatives	22	(112)	33	(142)
Excess tax benefits from stock-based compensation	(9)	(4)	(186)	(74)
Deferred income taxes	140	14	178	416
Deferral of unearned revenue	10,737	7,544	18,946	13,683
Recognition of unearned revenue	(10,483)	(8,057)	(19,253)	(15,710)
Changes in operating assets and liabilities:
Accounts receivable	(4,488)	(3,652)	1,668	1,081
Inventories	(33)	891	(506)	(29)
Other current assets	150	605	(235)	865
Other long-term assets	(80)	30	(313)	(45)
Accounts payable	685	176	118	(266)
Other current liabilities	168	394	(1,119)	(599)
Other long-term liabilities	(18)	156	165	276

Net cash from operations	4,780	5,862	13,264	14,355

Financing
Proceeds from issuance of debt	2,232	0	2,232	0
Common stock issued	145	208	562	544
Common stock repurchased	(1,658)	(1,042)	(3,290)	(2,976)
Common stock cash dividends paid	(1,933)	(1,683)	(3,609)	(3,024)
Excess tax benefits from stock-based compensation	9	4	186	74
Other	(16)	0	(16)	0

Net cash used in financing	(1,221)	(2,513)	(3,935)	(5,382)

Investing
Additions to property and equipment	(930)	(498)	(1,533)	(934)
Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(311)	(8,627)	(1,456)	(9,502)
Purchases of investments	(10,074)	(10,047)	(30,212)	(21,346)
Maturities of investments	1,989	6,061	3,248	8,886
Sales of investments	7,126	7,835	20,433	15,371
Securities lending payable	(393)	(292)	(792)	(358)

Net cash used in investing	(2,593)	(5,568)	(10,312)	(7,883)

Effect of exchange rates on cash and cash equivalents	15	(52)	62	(90)

Net change in cash and cash equivalents	981	(2,271)	(921)	1,000
Cash and cash equivalents, beginning of period	5,036	12,881	6,938	9,610

Cash and cash equivalents, end of period	$6,017	$10,610	$6,017	$10,610

MICROSOFT CORPORATION

SEGMENT REVENUE AND OPERATING INCOME (LOSS)

(In millions) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2012	2011	2012	2011
Revenue
Windows Division	$5,881	$4,741	$9,125	$9,615
Server and Tools	5,186	4,737	9,739	8,953
Online Services Division	869	784	1,566	1,425
Microsoft Business Division	5,691	6,310	11,192	11,945
Entertainment and Devices Division	3,772	4,238	5,719	6,200
Unallocated and other	57	75	123	119

Consolidated	$21,456	$20,885	$37,464	$38,257

Operating income (loss)
Windows Division	$3,296	$2,880	$4,950	$6,161
Server and Tools	2,121	1,950	3,858	3,503
Online Services Division	(283)	(459)	(647)	(973)
Microsoft Business Division	3,565	4,188	7,214	7,906
Entertainment and Devices Division	596	517	619	860
Corporate-level activity	(1,524)	(1,082)	(2,915)	(2,260)

Consolidated	$7,771	$7,994	$13,079	$15,197